PREMIUM FINANCE AGREEMENT	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Debt Disclosure [Abstract]
PREMIUM FINANCE AGREEMENT
NOTE 5 – PREMIUM FINANCE AGREEMENT
The Company entered into a Premium Finance Agreement (“Premium Agreement”) on August 3, 2022, to purchase two-year term directors and officers insurance policy. The Premium Agreement is for $3.6 million at a fixed rate of 4.6% per annum, amortized over twenty months. The Premium Agreement requires twenty fixed monthly principal and interest payments of $0.2 million from August 15, 2022, to March 15, 2024.
Included in the Current portion of long-term debt and other borrowings, net is the outstanding principal balance of $2.2 million and $2.8 million as of March 31, 2023, and December 31, 2022, respectively.
LONG-TERM DEBT AND OTHER BORROWINGS, NET
The Company carries its long term debt based on amortized cost using the effective interest rate method. The following is a summary of long-term debt:

(In thousands, USD)	December 31, 2022	December 31, 2021
Term Loan – UBS	$302,654	$305,807
Notes under the Backstop Agreement	120,000	120,000
Other Borrowings	2,754	173
Total	425,408	425,980
Less—current portion	(5,345)	(3,326)
Less—equity component, net of accumulated amortization	—	(15,517)
Less—debt issuance cost, net of accumulated amortization of $8.5 million and $6.1 million, respectively	(6,153)	(8,022)
Total Long-term debt and other borrowings	413,910	399,115
The following is the summary of future principal repayments on long-term debt:

(In thousands, USD)	Amount
2023	$5,345
2024	300,063
2025	—
2026	—
2027	—
Thereafter	120,000
Total	$425,408
Senior Secured Term Loan—UBS
On December 21, 2018, the Company entered into a credit agreement with UBS that consisted of a term loan of $280.0 million as well as a senior secured revolving credit facility with UBS (the “Senior Secured UBS Term Loan”, and together with the senior secured revolving credit facility, the “Credit Facilities”). The Senior Secured UBS Term Loan required quarterly principal and interest payments of Term LIBOR plus 5.5%. All remaining principal and interest payments are due on December 21, 2024.
On November 12, 2019, the Company amended the Senior Secured UBS Term Loan in order to raise an additional $35.0 million. Under the amended agreement, the maturity date of the term loan and interest rate remained unchanged. However, the quarterly principal repayment changed to $0.8 million. The principal and quarterly interest are paid on the last business day of each quarter, except at maturity. As a result of this debt modification, the Company incurred $0.2 million in debt issuance costs, which was capitalized and is being amortized over the remaining term of the loan along with the unamortized debt issuance costs of the original debt.
On December 22, 2022, the Company amended the Senior Secured UBS Term Loan to facilitate the planned phase out of LIBOR by the UK Financial Conduct Authority. The amendment established the Secure Overnight Financing Rate ("SOFR") as the primary reference rate and replaced the Eurocurrency Rate to Term SOFR plus a SOFR adjustment of 0.10%. All the other terms remain unchanged.
For the year ended December 31, 2022, the Company recognized interest expense related to the contractual interest expense of $22.5 million and interest expense related to the amortization of the debt issuance costs of $2.4 million.
The term loan agreement limits cash dividends and other distributions from the Company’s subsidiaries to KORE Group Holdings Inc. and also restricts the Company’s ability to pay cash dividends to its shareholders. On December 31, 2022, and 2021, restricted net assets of the consolidated subsidiaries were $192.5 million and $256.7 million, respectively.
The term loan agreement contains, among other things, financial covenants related to maximum total debt to adjusted EBITDA ratio and a minimum total leverage ratio. The Company was in compliance with these covenants for the years ended December 31, 2022, and 2021. The credit agreement is substantially secured by all the Company’s assets.
The Company’s principal outstanding balances on the Senior Secured UBS Term Loan were $302.7 million and $305.8 million as of December 31, 2022 and 2021, respectively.
Senior Secured Revolving Credit Facility – UBS
On December 21, 2018, the Company entered into a $30.0 million senior secured revolving credit facility with UBS (the “Senior Secured Revolving Credit Facility”, and together with the Senior Secured UBS Term Loan, the “Credit Facilities”).
Borrowings under the Senior Secured Revolving Credit Facility bore interest at a floating rate which can be, at the Company’s option, either (1) a LIBOR rate for a specified interest period plus an applicable margin of up to 5.50% or (2) a base rate plus an applicable margin of up to 4.5%. After the Closing Date, the applicable margins for LIBOR rate and base rate borrowings were each subjected to a reduction of 5.25% and 4.25%, respectively, if the Company maintains a total leverage ratio of less than or equal to 5.00:1.00. The LIBOR rate was applicable to the Senior Secured Revolving Credit Facility is subject to a “floor” of 0.0%. Additionally, the Company is required to pay a commitment fee of up to 0.38% per annum of the unused balance.
On December 22, 2022, the Company amended the Senior Secured Revolving Credit Facility to facilitate the planned phase out of LIBOR by the UK Financial Conduct Authority. The amendment established the Secure Overnight Financing Rate (“SOFR”) as the primary reference rate and replaced the Euro currency Rate to Term SOFR plus a SOFR adjustment of 0.10%. All the other terms remain unchanged.
On December 23, 2022, the Company amended the Senior Secured Revolving Credit Facility to extend the maturity of the revolving credit facility to September 21, 2024.
As a result of the modifications, the Company incurred $0.2 million in debt issuance costs, which was capitalized and is being amortized over the remaining term of the loan along with the unamortized debt issuance costs of the original and amended debt.
The obligations of the Company and the obligations of the guarantors under the Credit Facilities are secured by first priority pledges of and security interests in (i) substantially all of the existing and future equity interests of KORE Wireless Group, Inc. and each of its subsidiaries organized in the U.S., as well as 65% of the existing and future equity interests of certain first-tier foreign subsidiaries held by the borrower or the guarantors under the Credit
Facilities and (ii) substantially all of the KORE Wireless Group, Inc.’s and each guarantor’s tangible and intangible assets, in each case subject to certain exceptions and thresholds.
As of December 31, 2022, and 2021, no amounts were drawn or outstanding on the Senior Secured Revolving Credit Facility.
Bank Overdraft Facility – BNP Paribas Fortis N.V.
On October 8, 2018, a Belgium subsidiary of the Company entered into a €250,000 bank overdraft facility with BNP Paribas Fortis, (the “Bank Overdraft Facility”). Borrowings under the Bank Overdraft Facility had an indefinite term. However, it was discontinued as of February 13, 2023. Borrowings under the Bank Overdraft Facility bore interest at a floating rate which was a base rate plus an applicable margin of up to 2.0%. The base fee amounts to 9.40% as of December 31, 2022 and was variable. Any overages were charged against a percentage of 6% on a yearly basis. There was no commitment fee payable for the unused balance of the Bank Overdraft Facility.
As of December 31, 2022, and December 31, 2021, the Company had €0 drawn on the Bank Overdraft Facility.
Backstop Agreement
On September 30, 2021, KORE Wireless Group Inc. issued $95.1 million in senior unsecured exchangeable notes due 2028 (the “Backstop Notes”) to affiliates of Fortress Credit Corp. (“Fortress”) pursuant to the terms of the backstop agreement (the “Backstop Agreement”), dated July 27, 2021, by and among KORE Wireless Group Inc. and Fortress. The Backstop Notes were issued pursuant to an indenture (the “Indenture”), dated September 30, 2021, by and among the Company, KORE Wireless Group Inc. and Wilmington Trust, National Association, as trustee, as amended and restated on November 15, 2021. On October 28, 2021, KORE Wireless Group issued an additional $24.9 million in additional notes (the “Additional Notes” and together with the Backstop Notes, the “Notes”) to Fortress, pursuant to the terms of an exchangeable notes purchase agreement (the “Exchangeable Notes Purchase Agreement”), dated October 28, 2021, by and among KORE Wireless Group Inc., the Company and Fortress. The Additional Notes were issued pursuant to the Indenture and contain identical terms to the Backstop Notes. The Notes were issued at par, have a maturity of seven years, bearing interest at the rate of 5.50% per annum which is paid semi-annually, March 30 and September 30 of each year, beginning on March 30, 2022. The Notes are guaranteed by the Company and are exchangeable into common stock of the Company at $12.50 per share (the “Base Exchange Rate”) at any time at the option of Fortress. At the Base Exchange Rate, the Notes are exchangeable for approximately 9.6 million shares of common stock. As of March 31, 2022, the value of the approximately 9.6 million shares underlying the Notes is less than the fair value of the Notes. The Base Exchange Rate may be adjusted for certain dilutive events or change in control events as defined by the Indenture (the “Adjusted Exchange Rate”). Additionally, if after the 2-year anniversary of September 30, 2021, the Company’s shares are trading at a defined premium to the Base Exchange Rate or applicable Adjusted Exchange Rate, the Company may redeem the Notes for cash, force an exchange into shares of its common stock at an amount per share based on a time-value make whole table, or settle with a combination of cash and an exchange (the “Company Option”). As consideration for Fortress entering into that certain commitment letter (the “Commitment Letter”), dated as of September 21, 2021, the Sponsor contributed 100,000 shares of common stock of the Company to LLC Merger Sub, which were transferred by LLC Merger Sub to Fortress, as a commitment fee, pursuant to the terms and upon the conditions set forth in the Commitment Letter. Prior to the implementation of ASU 2020-06 since the Company could use the Company Option to potentially settle all or part of the Notes for the cash equivalent of the fair value of the common stock for which the Notes may be exchanged, a portion of the proceeds of the Notes were required to be allocated to equity, based on the estimated fair value of the Notes had they not contained the exchange features. ASU 2020-06, simplifies and amends the cash conversion guidance so that the Company is no longer required to allocate to equity the estimated fair value of the Notes had they not contained the exchange features. Refer to “Note 2- Summary of Significant Accounting policies – Recently Adopted Accounting Pronouncements” to the consolidated financial statements for a summary of the effects of the adoption of ASU 2020-06. The unamortized discount and issuance costs will be amortized through September 30, 2028. The effective interest rate after the adoption of ASU 2020-06 for the Backstop Notes and the Additional Backstop Notes are 5.9% and 6.1% respectively.
The Backstop Agreement and the Exchangeable Notes Purchase Agreement each contain a customary six-month lock up following the Closing, which prohibits Fortress from hedging the Notes by short selling the Company’s common stock or hedging the Notes via the Company’s warrants or options.
The Indenture contains, among other things, financial covenants related to maximum total debt to adjusted EBITDA ratio. The Company was in compliance with these covenants as of December 31, 2022, and December 31, 2021.
As of December 31, 2022, the net carrying amount of the Notes was $117.5 million, with unamortized debt issuance costs of $2.5 million. The estimated fair value (Level 2) of the convertible debt instrument was $92.9 million.
As of December 31, 2021, prior to adoption of ASU 2020-06, the net carrying amount of the Notes was $102.0 million, with unamortized debt issuance costs of $2.5 million and unamortized equity component costs of $15.5 million. The estimated fair value (Level 2) of the convertible debt instrument was $118.6 million.
Premium Finance Agreement
The Company entered into a Premium Finance Agreement (“Premium Agreement”) on August 3, 2022, to purchase a two-year term Directors and Officers insurance policy. The Premium Agreement is for $3.6 million at a fixed rate of 4.6% per annum, amortized over twenty months. The Premium Agreement requires twenty fixed monthly principal and interest payments of $0.19 million from August 15, 2022, to March 15, 2024.
The Company’s principal outstanding balance on the Premium Agreement was $2.8 million as of December 31, 2022.